Exhibit 10.3

FIRST AMENDMENT TO

TWENTIETH Amended and Restated MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO TWENTIETH Amended and Restated MASTER LEASE AGREEMENT (“Amendment”) is executed this 5th day of May, 2017 (the “Amendment Effective Date”) among FC‑Gen Real Estate, LLC, a limited liability company organized under the laws of the State of Delaware (“Landlord”), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio  43615‑4040, and Genesis Operations LLC, a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A. Landlord and Tenant have previously entered into a Twentieth Amended and Restated Master Lease Agreement (as amended, the “Lease”) dated as of January 31, 2017.
B. Landlord and Tenant desire to amend the Lease as set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

2.Financial Covenants. Exhibit U of the Lease is hereby amended and restated in its entirety as set forth on Exhibit U hereto.

3.Affirmation.  Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

4.Binding Effect.  This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

5.Further Modification.  The Lease may be further modified only by writing signed by Landlord and Tenant.

6.Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

7.Consent of Guarantor.  Each Guarantor shall execute the Consent of Guarantor set forth below.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

/s/ Justin Skiver
FC-GEN REAL ESTATE, LLC By: /s/ Justin Skiver Justin Skiver, Authorized Signatory

WELLTOWER INC.

By: /s/ Justin Skiver

Justin Skiver, Authorized Signatory

(Signing only for the purpose of accepting §1.5 appointment of agency and agreeing to Secured Party obligations under the Lease.)

GENESIS OPERATIONS LLC By: /s/ Michael S. Sherman Michael S. Sherman, Senior Vice President Tax I.D. No.:26-0787826

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/s/ Michael S. Sherman 27-3237005
FC-GEN OPERATIONS INVESTMENT, LLC By: /s/ Michael S. Sherman Michael S. Sherman, Senior Vice President Tax I.D. No.: 27-3237005

EACH SUBTENANT LISTED ON EXHIBIT C HERETO By: /s/ Michael S. Sherman Michael S. Sherman, Senior Vice President

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CONSENT OF GUARANTOR

In connection with the Twentieth Amended and Restated Unconditional and Continuing Guaranty and Indemnification Agreement (as amended, “Guaranty”) made by the undersigned Guarantors in favor of Landlord, as security for the Twentieth Amended and Restated Master Lease Agreement between Landlord and Tenant, each of the undersigned hereby [i] consents to the foregoing First Amendment to Twentieth Amended and Restated Master Lease Agreement (the “Amendment”), [ii] agrees to be bound by the terms and provisions of the Amendment to the extent applicable to the undersigned pursuant to its guaranty, [iii] affirms the Guaranty which shall remain in full force and effect with respect to the Amendment, and [iv] waives any suretyship defenses arising in connection with the Amendment.  All capitalized terms not defined herein shall have the meaning set forth in the Twentieth Amended and Restated Master Lease Agreement.

IN WITNESS WHEREOF, Guarantor executes and delivers this Consent of Guarantor effective as of the Amendment Effective Date.

/s/ Michael S. Sherman Title: Senior Vice President ‑3934755
PARENT:	GENESIS HEALTHCARE, INC. By: /s/ Michael S. Sherman Michael S. Sherman Title: Senior Vice President Tax I.D. No.: 20‑3934755

COMPANY:	FC-GEN OPERATIONS INVESTMENT, LLC By: /s/ Michael S. Sherman Michael S. Sherman Title: Senior Vice President Tax ID No.: 27-3237005

SUBTENANTS:	EACH SUBTENANT LISTED ON EXHIBIT C HERETO By: /s/ Michael S. Sherman Michael S. Sherman Senior Vice President